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                                                                    Exhibit 23.1


The Board of Directors
Meritage Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                        /s/ KPMG LLP

Phoenix, Arizona
July 2, 2001